Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of NNN Realty Investors, LLC, the Manager of NNN 2002 Value Fund, LLC (the “Company”) hereby certifies, to his knowledge, that:

(i) the accompanying Annual Report on Form 10-K of our company for the fiscal year ended December 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of our company.

March 30, 2012	/s/ TODD A. MIKLES
Date	Todd A Mikles
President and Chief Executive Officer
NNN Realty Investors, LLC,
the Manager of NNN 2002 Value Fund, LLC
(principal executive officer)